                                                                   EXHIBIT 99.1

                                    AGREEMENT
                           FOR THE SUPPLY OF COMPOUNDS


         This Agreement is entered into as of October 15th, 2001 by and between PFIZER INC, a Delaware corporation, and its Affiliates, having a principal place of business at 235 East 42nd Street, New York, NY 10017 ("Pfizer") and ARRAY BIOPHARMA INC. with an address at 3200 Walnut Street, Boulder Colorado 80301 ("Array").

         WHEREAS, Pfizer is engaged in discovery, development and marketing of pharmaceuticals for the treatment of human and animal diseases and is interested in evaluating compounds which may be useful in this area;

         WHEREAS, Array is in the business of selling compounds and building blocks; and

         WHEREAS, Pfizer wishes to purchase from Array and Array wishes to sell to Pfizer, certain chemical compounds and building blocks ("Compounds"), for animal and human pharmaceutical research and development, set forth in the list ("List") attached to and made part of this Agreement as Exhibit A, and amended from time to time.

         NOW, THEREFORE, the parties agree as follows:

1.       Purchase and Sale.

         1.1 Pfizer, from time to time, shall select and purchase Compounds on a plate-by-plate basis from (a) the List (b) a computerized listing available from Array; or (c) Array supplied structure lists of new Compounds.

         1.2 Array shall make a reasonable effort to supply each Compound selected by Pfizer.

         1.3 Subject to Section 2.3 below, Array grants Pfizer a non-exclusive license, under applicable Array intellectual property, to make and use all Compounds in animal and human pharmaceutical research and development (including, using as a starting material or intermediate in the synthesis of other substances), in perpetuity, with no further obligations to Array, financial or otherwise, provided Pfizer has purchased the Compounds according to the terms and conditions set forth in Section 2. Array hereby grants Pfizer the option to obtain an exclusive license, with the right to grant sublicenses, under applicable Array intellectual property, to make, use and sell Compounds that Pfizer activates in accordance with
                  Article 2 below ("Active Compounds").

         1.4 Pfizer shall not file, prosecute or maintain any patent application or patent claiming a Compound unless Pfizer designates such Compound as an Active Compound. Pfizer shall have the right to seek and obtain patents on any Active


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                  Compounds and make disclosure required by law in such filings.
                  Array agrees to provide to Pfizer, all necessary information upon Pfizer's request, to file, prosecute or maintain such patents.

2.       Nomination of Active Compounds.

         2.1 Subject to Section 2.3 below, Pfizer may nominate a Compound as an Active Compound by sending Array a written notice and a one-time activation fee of [***] per Compound. Array will thereupon either (a) advise Pfizer that such Compound cannot be the subject of exclusive license under section 1.3 because previous to Pfizer's nomination Array had granted a third party Rights in such Compound, or (b) confirm that such Compound is an Active Compound and provide Pfizer with the synthetic protocols for it. Pfizer shall not be obligated to make any further payment to Array with respects to its exclusive license under section 1.3 for such Active Compound.

         2.2 If Array confirms any Compound as an Active Compound, Array shall not thereafter make available or sell, or to share information specifically relating to such Active Compound to any third party.

         2.3 It is understood that Array is in the business of providing combinatorial compound libraries to third parties, and except as expressly provided herein, nothing herein shall prevent or restrict Array from providing Compounds to third parties, or from using the Compounds for any purposes. It is further understood that Array may grant to third parties rights to acquire licenses in the Compounds similar to those granted to Pfizer hereunder; accordingly, Pfizer's right to designate any particular Compound as an Active Compound, and Array's grant of an exclusive license to Pfizer therefor, are limited to the extent that Array has prior to designation of an Active Compound granted a third party a license or other right with respect to such a Compound.

         2.4 This Agreement shall not restrict or encumber Pfizer from making, using, or selling analogs or derivatives of a Compound, so long as such analogs and derivatives are not Compounds.

3. Purchase Price. (a) The price for any Compound purchased by Pfizer shall be agreed upon by both parties and set forth in the compound quotation ("Quotation") attached to and made part of this Agreement from time to time as Exhibit B; (b) Pfizer shall pay within [***] days of receipt of Array's invoice.

4. Shipping and Documentation.

         4.1 Array shall process and ship each Compound selected by Pfizer in accordance with Exhibit A.


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         4.2      Array will send to Pfizer Compound quantities in accordance with Exhibit A.

         4.3 With each Compound, Array will supply to Pfizer information regarding the Compound such as its structure, empirical formula, molecular weight and other physical properties regularly included in Array's reports.

         4.4 Array shall be responsible, at its own expense, for supplying vials, labels and shipping containers for all Compounds. Pfizer shall be responsible, at Pfizer's expense, for insuring all Compounds selected by Pfizer. Array shall be responsible, at Pfizer's expense, for shipping all Compounds using either Federal Express, Account number [***] or United Parcel Service
                  - Ground, Account number [***].

5.       Liabilities and Responsibilities.

         5.1 Pfizer and Array each represents to the other that it has expertise and experience in the analysis, synthesis, safety, use and handling of chemicals. Neither party shall be obligated to provide the other assistance, information or reimbursement with respect to any inspection, investigation or adverse finding by any federal, state or local governmental agency. Pfizer and Array each indemnifies and holds harmless the other, including its officers, directors, employees, affiliates and sublicensees, from any claim, suit, liability or expense, including, reasonable attorneys fees that such other party may face as a result of damage to property including the environment and death or injury to persons, including the other party's employees resulting from any aspect of its direct or indirect use of the information or Compounds furnished to it by the other party under this Agreement.

         5.2 Each party is an independent contractor and shall retain complete control over and responsibility for its own operations and employees. Nothing in this Agreement shall be construed to constitute either party a partner, joint venturer, agent or representative of the other. Neither party shall have the right or authority to assume or create any obligation on behalf of or in the name of the other, to accept legal process for the other or to bind the other in any manner whatever.

6.       Confidentiality.

         6.1 Array shall keep confidential any information specifically relating to the purchase by Pfizer of Compounds and the nomination by Pfizer of Compounds as Active Compounds, with the same degree of care that Array uses with its own similar confidential information. Once Array confirms a Compound as an Active Compound, Array shall keep confidential any information specifically relating to such Active Compound, with the same degree of care that Array uses with its own similar confidential information.


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         6.2      Pfizer shall keep confidential any information relating to
                  Compounds not nominated by Pfizer as Active Compound, with the same degree of care as it uses with its own confidential information.

         6.3 A party's non-disclosure obligations shall not apply to the extent that such party can demonstrate that any information or
                  Compounds:

                           a. was in its possession or control before the other party disclosed it to such party; or

                           b.  is lawfully obtained from a third party
                               under no obligation of confidentiality to the other party relative to it; or

                           c. becomes publicly available through no fault of such party..

         6.4 The provisions of this Section 6 to the contrary notwithstanding, nothing in this Agreement shall be construed as preventing Pfizer from seeking and obtaining patents on any invention to which Pfizer believes itself to be entitled and making all disclosures required by law in such filings.

         6.5 All obligations of Pfizer under this provision shall terminate five (5) years from the date of the Agreement first set forth.

7.       Term, Extension and Termination.


         7.1 Unless sooner terminated or extended as provided below, this Agreement shall expire two (2) years from the date of execution by both parties. At least one (1) month before the end of the term, Pfizer may extend this Agreement for one (1) year by giving written notice to Array.

         7.2 Either party may terminate this Agreement if the other party fails in any material respect to perform or observe any term, covenant or understanding contained in this Agreement, and does not remedy such failure within thirty (30) days of being given notice.


8. Notices. All notices shall be mailed via certified mail, return receipt requested, sent by overnight courier, or facsimile transmitted, addressed as follows, or to such other address as may be designated from time to time by notice given in the manner provided in this Section:

                   If to Pfizer:    PRESIDENT, STRATEGIC AND OPERATIONS
                                    MANAGEMENT PFIZER INC
                                    50 PEQUOT AVE
                                    NEW LONDON, CT 06320
                                    FAX: 860) 732-7029

         with a copy to:            ASSISTANT GENERAL COUNSEL, PGRD (ADDRESS
                                    AS ABOVE)
                                    FAX: 860) 732-7384


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                   If to Array:     Array BioPharma Inc.
                                    3200 Walnut Street
                                    Boulder, CO  80301
                                    Attention: David L. Snitman, Ph. D.
                                    Facsimile: (303) 381-6697

                                    With a copy to:
                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, CA 9430-1050
                                    Attention: Kennith A. Clark
                                    Facsimile: (650) 493-6811


Notices shall be deemed given as of the date received.


9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

11. Headings. Paragraph headings are inserted in this Agreement for convenience of reference only and do not form a part of this Agreement, and no construction or inference shall be derived from them.

12. Entire Agreement. This Agreement and the instruments, documents and the confidential disclosure agreement signed July 2001 set forth the entire Agreement and understanding of the parties regarding the subject matter.

13. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Third Party Beneficiaries. No person to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement, nor shall any party have any obligations or liabilities to such other person by reason of this Agreement.

15. Assignment and Successors. This Agreement may not be assigned by either party, except that either party may assign this Agreement and its rights and interests, in whole or in part, (i) to any of its Affiliates or (ii) with the consent of the other party, which consent shall not be unreasonably withheld, to any successor corporation resulting from any merger or consolidation with or into such successor corporation.


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16. Affiliates. As used herein, the term "Affiliates" means (a) any company, corporation, joint venture or business organization in which either party has a fifty percent (50%) or greater interest in the ownership or control thereof; (b) any company or corporation owning or controlling, directly or indirectly fifty percent (50%) or more of the voting stock of either party; and (c) any company or corporation owning fifty percent (50%) or more of whose stock is owned or controlled by a company or corporation owning or controlling fifty percent (50%) or more of the voting stock of either party.

17. Force Majeure. Neither Pfizer nor Array shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Pfizer or Array.

18. Severability and Survival. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the parties that the remainder of the Agreement shall not be affected.

         IN WITNESS WHEREOF, The parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


PFIZER INC                                  ARRAY BIOPHARMA, INC.


By:  /s/  Alan R. Proctor                   By:  /s/ David L. Snitman
    -------------------------------------       -------------------------------

Name:  Alan R. Proctor                      Name: David L. Snitman
      -----------------------------------         ------------------------------

Title: Vice President Strategic Alliances   Title: COO
       ----------------------------------          -----------------------------

Date: Oct. 18, 2001                         Date: 10/29/01
      ------------------------------------       -------------------------------


cc:      Pfizer Inc, Legal Division, New London, CT 06320


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                                       7

                                                                       EXHIBIT A


1.       Purchase of Compounds.

         (a)      Designated Libraries:

                                    No. of                          Price Per
                    Library        Selected        Quantity         Compound
                Identification     Compounds    (umol/Compound)    (US-$/cmpd)
                --------------     ---------    ---------------    -----------
                                                     [***]            [***]
                                                     [***]            [***]

2.       Format, Quantity, Purity and Delivery of All Compounds.

         (a)      Compound format and Delivery:

                  Compounds will be made available for selection in [***], suitable for high throughput screening, [***].

         (b)      Quantity:

                  Pfizer shall select either a maximum of [***] umol/Compound per Library or a minimum of [***] umol/Compound per Library

         (c)      Purity:

                  On a plate basis the average purity of Compounds shall be at least [***]%, with no Compounds being less then [***]% pure. Chemical identity and overall purity of each Compound ([***]) WITH [***] compliance should be provided by Array with analytical data on CD ROM. Pfizer shall have an opportunity to review this analytical information prior to selecting each Library. Pfizer shall have no obligation to incur any cost for, or to accept any Compound for which these data are not provided or which do not support structural confirmation or which otherwise fail to meet the specifications set forth in this exhibit, unless otherwise agreed by both Parties in writing, provided also that such a defect will be reported by Pfizer within 30 days from the receipt of non-conforming Compounds, otherwise, such Compounds shall be deemed satisfactory. Array 's liability for providing non-conforming Compounds to either replacing it with a conforming Compound or, at Pfizer's discretion, promptly refunding the purchase price paid, if any, for non-conforming Compounds.


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